AMENDMENT #1 TO STANDBY EQUITY DISTRIBUTION AGREEMENT

        THIS AMENDMENT AGREEMENT is entered into as of December 23, 2004 between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and TELCO-TECHNOLOGY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company").

        WHEREAS, the Company and the Investor are parties to a certain Standby Equity Distribution Agreement dated as of October 21, 2004 (the "SEDA"); and

        WHEREAS, the parties wish to amend the SEDA as set forth below.

        NOW, THEREFORE, it is agreed:

         1. Amendment. Section 12.4(c)(ii) of the SEDA is hereby eliminated. In lieu thereof, the following text is substituted:

             (ii) Upon the execution of this Agreement the Company shall issue to the Investor a Promissory Note in the principal amount of Two
Hundred Fifty Thousand Dollars ($250,000) in the form annexed hereto.

         2. Full Force and Effect. All other terms and conditions of the SEDA remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                             COMPANY:

                                             TELCO-TECHNOLOGY, INC.



                                             By: /s/ James Grainer
                                             ------------------------
                                             Name:   James Grainer

                                             Title:  President & CFO


                                             INVESTOR:

                                             CORNELL CAPITAL PARTNERS, LP

                                             By:  Yorkville Advisors, LLC
                                             Its: General Partner

                                             By: /s/ Mark Angelo
                                             -------------------
                                             Name:   Mark Angelo

                                             Title:  Portfolio Manager



                                 PROMISSORY NOTE

$250,000.00 U.S.                                        December 23, 2004
                                                        Jersey City, New Jersey

        FOR VALUE RECEIVED, TELCO-TECHNOLOGY, INC., a Delaware corporation (hereafter "Borrower"), promises to pay to the order of CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (hereafter "Lender"), at its office located at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302, or at such other location or address as Lender may direct from time to time, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "Principal Amount"), said principal being payable as follows:

        The first payment shall be due and payable on the first (1st) Trading Day of the second (2nd) month after the Registration Statement, filed pursuant to the Investor Registration Rights Agreement dated October 21, 2004 between the Borrower and the Lender is declared effective by the Securities and Exchange Commission, and with payments being due and payable on the first trading day of each succeeding month thereafter until all principal has been paid. The amount of each payment shall be Twenty Five Thousand Dollars ($25,000) and, at the Borrower's option, shall be paid in cash or in common stock, par value $0.001 per share of Telco-Technology, Inc. ("Common Stock"), which shall be registered for resale and valued at the lowest the volume weighted average price of the Common Stock, as quoted by Bloomberg, LP (the "VWAP") for the five (5) trading days immediately preceding the date the payment is due and payable, provided however, that in no event shall the Borrower be entitled to choose to pay in Common Stock a number of shares which, upon giving effect to such payment, would cause the aggregate number of shares of Common Stock beneficially owned by the Lender and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such payment. This Promissory Note shall not bear interest unless and until there is an event of default.

        At the option of Lender, all sums advanced hereunder shall become immediately due and payable, without notice or demand, upon the occurrence of any one or more of the following events of default: (a) the undersigned's failure to promptly pay in full any payment of principal under this Promissory Note on the date when such payment of principal becomes due; or
(b) the commencement of any proceedings under any bankruptcy or insolvency laws, by or against the Borrower.

        No delay or omission on the part of Lender in the exercise of any right hereunder shall operate as a waiver of such right or of any other right under this Promissory Note. A waiver by Lender of any right or remedy conferred to it hereunder on any one occasion shall not be construed as a bar to, or waiver of, any such right and/or remedy as to any future occasion.

        Borrower agrees that in the event of a default in the payment of any installment of principal upon the date when the same severally become due hereunder, or, if each and every one of the terms and conditions of this Promissory Note are not duly performed, complied with, or abided by, the whole of said indebtedness then outstanding shall thereupon, at the option of Lender, become immediately due and payable. If this Promissory Note becomes in default and is placed in the hands of an attorney, the undersigned agrees to pay any and costs, charges and expenses incurred by Lender in the enforcement of its rights hereunder, including, but not limited to, reasonable trial and appellate attorney's fees, as well as all fees and expenses incurred in enforcing and collecting any judgment.

        The undersigned and all persons now or hereafter becoming obligated or liable for the payment hereof do jointly and severally waive demand, notice of non-payment, protest, notice of dishonor and presentment.

        The undersigned does not intend or expect to pay, nor does Lender intend or expect to charge, collect or accept, any interest greater than the highest legal rate of interest which may be charged under any applicable law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by Lender, and any such excess shall be credited by Lender to the balance hereof.

        Each maker, endorser, or any other person, firm or corporation now or hereafter becoming liable for the payment of the loan evidenced by this Promissory Note, hereby consents to any renewals, extensions, modifications, release of security, or any indulgence shown to or any dealings between Lender and any party now or hereafter obligated hereunder, without notice, and jointly and severally agree, that they shall remain liable hereunder notwithstanding any such renewals, extensions, modifications or indulgences, until the debt evidenced hereby is fully paid.

        The undersigned agrees to pay a late charge equal to 5% of each payment of principal which is not paid within 10 days of the date on which it is due.

        Principal may be prepaid in whole or in part at any time prior to the maturity of this Promissory Note. There is no prepayment fee or penalty. Each prepayment of principal shall be applied against the payments last due under this Promissory Note. No partial prepayment of principal shall act to suspend, postpone or waive any regularly scheduled payment of principal under this Promissory Note.

        Any payment of principal under this Promissory Note which is not promptly paid on the date such payment becomes due, shall bear interest at the rate of eighteen (18) percent per annum commencing on the date immediately following the day upon which the payment was due. Upon the occurrence of any event of default as defined herein, all sums outstanding under this Promissory Note shall thereupon immediately bear interest at the rate of eighteen (18) percent per annum, without notice to the undersigned or any guarantor or endorser of this Promissory Note, and without any affirmative action or declaration on the part of Lender.

        This Promissory Note shall be construed and enforced according to the laws of the State of New Jersey, excluding all principles of choice of laws, conflict of laws or comity. Each person now or hereafter becoming obligated for the payment of the indebtedness evidenced hereby expressly consents to personal jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, in the event of any litigation in any way arising out of the loan evidenced hereby, or any property given as collateral for the loan.

        The terms of this promissory note may not be changed orally.

        BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS PROMISSORY NOTE, OR ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR THE FINANCING CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING THE LOAN EVIDENCED BY THIS PROMISSORY NOTE.


                                                 TELCO-TECHNOLOGY, INC.


                                                 By: /s/ James Grainer
                                                 ----------------------
                                                 Name:  James Grainer
                                                 Title:  President & CEO